UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 20, 2005
                               -------------------
                Date of Report (Date of earliest event reported)
                               -------------------

                                  iBASIS, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                 0-27127                  04-3332534

--------------------------------------------------------------------------------
 (State or Other Jurisdiction      (Commission              (IRS Employer
       of Incorporation)           File Number)           Identification No.)



                     20 Second Avenue, Burlington, MA 01803

            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 505-7500

              (Registrant's telephone number, including area code)
                                 ---------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (d) On September 20, 2005, the Board of Directors of iBasis, Inc. (the "Registrant") appointed Robert H. Brumley as a director of the Registrant. Mr. Brumley replaces Peter D. Aquino, who has resigned from the board to focus on his responsibilities as Chief Executive Officer of RCN, a position he accepted in December 2004. The full text of the press release issued in connection with the appointment of Mr. Brumley is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     Mr. Brumley has not been appointed to any committee of the Registrant's Board of Directors. There is no arrangement or understanding between Mr. Brumley and any other persons pursuant to which he was selected as a director. In accordance with applicable SEC rules, Registrant confirms that there has not been any transaction or series of transactions to which Mr. Brumley and the Registrant or any of its subsidiaries were a party.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, is furnished pursuant to Item 5.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.


Item 9.01.   Financial Statements and Exhibits.

       (c)     Exhibits.

               Exhibit
               Number            Description
               ------            -----------

               Exhibit 99.1      Press Release, dated September 20, 2005

                                  SIGNATURE
                                  ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2005                iBasis, Inc.

                                By: /s/ Richard G. Tennant
                                    ------------------------------------------
                                    Vice President, Finance and Administration
                                    And Chief Financial Officer
                                    (Principal Financial and Accounting Officer)